UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 23, 2021

The Music Acquisition Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39985	85-3819449
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

9000 W. Sunset Blvd #1500 Hollywood, CA		90069
(Address of Principal Executive Offices)		(Zip Code)

(747) 203-7219

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	TMAC.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	TMAC	The New York Stock Exchange
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	TMAC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously reported on a Current Report on Form 8-K filed by The Music Acquisition Corporation (the “Company”) on February 5, 2021 (the “Initial Form 8-K”), on February 2, 2021, the Company completed its initial public offering (the “IPO”) of 23,000,000 units (“Units”) which included the full exercise of the underwriters’ option to purchase up to an additional 3,000,000 Units at the IPO price to cover over-allotments. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one-half of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share, subject to adjustment, pursuant to the Company’s registration statement on Form S-1 (File No. 333-252152). The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $230,000,000.

On March 23, 2021, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing that the holders of the Units may elect to separately trade the shares of Class A Common Stock and Warrants included in the Units commencing on March 26, 2021. Those Units that are not separated will continue to trade on the New York Stock Exchange (“NYSE”) under the symbol “TMAC.U” and the shares of Class A Common Stock and Warrants that are separated will trade on the NYSE under the symbols “TMAC” and “TMAC WS,” respectively. Holders of Units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the holders’ Units into shares of Class A Common Stock and Warrants.

Item 9.01.	Financial Statement and Exhibits.

(d)       Exhibits:

Exhibit	Description

99.1	Press Release, dated March 23, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 23, 2021

THE MUSIC ACQUISITION CORPORATION

By:	/s/ Neil Jacobson
Name: Neil Jacobson
Title: Chief Executive Officer

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